EXHIBIT 10.74

                               SEVERANCE AGREEMENT

     This Severance Agreement (this "Agreement"), dated as of July 15, 1998, is made and entered into by and among Triton Energy Limited, a Cayman Islands company ("Triton"), Triton Exploration Services, Inc., a Delaware corporation (the "Company"), and Thomas G. Finck ("Employee").

                                   WITNESSETH:

     WHEREAS, Employee is an employee of the Company and/or certain other subsidiaries or affiliates of Triton; and

     WHEREAS, the Company and Employee have reached agreement on the terms of the termination of Employee's employment with the Company; and

     WHEREAS, Triton, the Company and Employee desire that of this Agreement set forth the provisions regarding Employee's termination of employment with the Company;

     NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Company and Employee agree as follows:

     1.     TERMINATION  OF  EMPLOYMENT.

          (a) As of the date hereof, Employee hereby resigns as an officer and director of Triton, the Company and any and all subsidiaries or affiliates of Triton, but not as an employee of the Company. Effective as of the Effective Date (as defined below), Employee hereby resigns Employee's employment with the Company and any and all subsidiaries or affiliates of Triton and the Company.
Triton, the Company and Employee agree that, except with respect to the Surviving Company Obligations (as defined in Section 4(a)(ii) hereof), from the Effective Date, any and all employment agreements, or similar understandings or arrangements, written or oral, express or implied, between or among Employee and Triton, the Company and any other subsidiary or affiliate of Triton are, and all obligations of each party to the other thereunder hereby are, terminated and of no further force or effect, including without limitation the Amended and Restated Employment Agreement dated as of January 13, 1998. The term "Effective Date" shall mean September 1, 1998. Employee agrees to sign and deliver no later than August 28, 1998 a resignation from all positions as an officer and director of Triton and its subsidiaries in the form attached to this Agreement.

          (b) Employee represents and warrants that to the best of his knowledge, Employee has not removed any property of the Company or any of its affiliates, except for the property identified in Section 2(c) hereof and property that Employee has returned to the Company prior to the date of this Agreement. In the event Employee discovers any property of the Company in Employee's possession or control (except as provided in Section 2(c) below), Employee agrees to promptly return such property to the Company.

     2.     COMPENSATION.

     (a) The Company will pay Employee an amount equal to $647,700 in the aggregate, payable in equal semi-monthly installments on the Company's regular payroll dates through the period ending on July 15, 1999, subject to any holdbacks or deductions required as a matter of law, and provided that Employee has complied with all reasonable requests of the Company in connection with the transition from Employee's services.

     (b) The Company will pay employee for all accrued and unpaid vacation. The Company and Employee agree that Employee is entitled to be paid for twenty-five
(25) days of vacation, subject to any holdbacks or deductions required as a matter of law.

     (c) Employee shall be entitled to retain the Compaq Armada 4160t (including CD-ROM, NIC card, modem, mouse and keyboard), the HP LaserJet 4p and NEC 14 inch monitor in his possession.

     (d) The Company will continue to pay, in accordance with current practice, the dues for club memberships maintained for the benefit of Employee immediately prior to the date of this Agreement through the period ending September 30, 1998.

     (e) The Company agrees to pay the reasonable fees and disbursements of legal counsel for Employee in connection with the negotiation of this Agreement, up to a maximum of $7,500.00.

     (f) The Company will cause the convertible subordinated debentures held by Employee pursuant to the Amended and Restated 1986 Convertible Debenture Plan to be redeemed at the redemption price of 103% of the original principal amount of the convertible subordinated debentures held by Employee and Employee will contemporaneously pay all amounts owing by Employee under the promissory notes delivered by Employee in consideration therefor.

     (g) Any stock options held by Employee shall be unaffected by this Agreement and shall continue to be governed by the terms of the agreement(s) and plan(s) under which they were issued; provided that any such stock options shall expire and terminate at the close of business on November 2, 1998.

     3. CONFIDENTIALITY. Employee represents that Employee has not knowingly removed, and agrees that Employee will not (without the Company's prior written consent) remove, from the premises of Triton, the Company or any other subsidiary or affiliate of Triton any documents or copies thereof that constitute or contain any Confidential Information (as hereinafter defined). Without limiting the generality of the foregoing, Employee agrees that Employee shall (a) keep confidential all Confidential Information at any time known to Employee, (b) not use any Confidential Information for Employee's benefit or to the detriment of Triton, the Company or any other subsidiary or affiliate of Triton or disclose any Confidential Information to any third persons (except pursuant to a validly issued subpoena or court order, and then only if the Company shall have been promptly advised thereof and consulted with regarding an appropriate response thereto), (c) not make copies of documents embodying any Confidential Information, (d) exercise reasonable care to prevent dissemination of Confidential Information to third persons, and (e) return to the Company any documents which contain Confidential Information and which are or come in Employee's possession. "Confidential Information" shall include any information concerning any matters affecting or relating to the businesses, operations and financial affairs of Triton, the Company or any other subsidiary or affiliate of Triton that are of a special or unique nature or the disclosure of which could cause harm to Triton, the Company or any other subsidiary or affiliate of Triton, and this Agreement (including its existence and its contents) regardless of whether any such Confidential Information is labeled or otherwise treated as confidential, material, or important.

     4.     GENERAL  RELEASES;  CERTAIN  COVENANTS;

          (a) (i) As a material inducement to Triton and the Company to enter into this Agreement, Employee hereby irrevocably and unconditionally releases, acquits, and forever discharges Triton, the Company or any other subsidiary or affiliate of Triton, and their respective directors, officers, employees, successors, assigns, agents, independent auditors and accountants, representatives, and attorneys, and all persons acting by, through, under, or in concert with them, or any of them (collectively, including Triton and the Company, the "Company Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, controversies, damages, actions, suits, rights, demands, costs, losses, debts and expenses (including attorneys' fees and costs actually incurred), of any nature, known or unknown ("Claim" or "Claims") and to the extent permitted by state and federal law, which Employee has, owns, or holds, or claims to have, own or hold or which Employee at any time hereafter may have, own or hold, or claim to have, own or hold, against each or any of the Company Releasees based on any facts, circumstances, actions or omissions existing or occurring on or before the Effective Date relating to or arising out of Employee's employment, separation from, or affiliation with Triton, the Company or any other subsidiary or affiliate of Triton, including but not limited to, any Claims involving securities or securities transactions, any Claims based on harassment or hostile work environment based on race, sex, religion, national origin, color, disability or age, any Claims involving contracts, agreements or obligations related thereto (including, without limitation, any Claims relating to any express or implied employment agreement and any benefit plans of Triton, the Company or any other subsidiary or affiliate of Triton), any Claims involving libel, slander or defamation, any Claims under federal, state or local law, any Claims under federal, state or local law of discrimination on the basis of age, sex, race, national origin, color, religion, disability, such as Claims under the Age Discrimination in Employment Act of 1967, the Employee Retirement Income Security Act, the Americans With Disabilities Act, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the retaliation provisions of the Texas Workers' Compensation Act and the Texas Commission on Human Rights Act, and any action related to Employee's employment, separation from, or affiliation with Triton, the Company and any other subsidiary or affiliate of Triton, and excepting only any claims based on a breach of this Agreement. This release shall be binding on Employee's heirs, dependents, successors and assigns.

               (ii) Notwithstanding the foregoing clause (i) of this Section 4(a), in no event shall Employee be deemed to have released the Company
Releasees from any obligation they, or any one of them, have or may have (i) under the Indemnity Agreement between Triton and Employee dated as of September 11, 1996, (ii) in respect of any benefits accrued in favor of Employee through the Effective Date under the Retirement Income Plan, the 401(k) Savings Plan, the Supplemental Executive Retirement Plan (the "SERP"), and the Amended and Restated 1986 Convertible Debenture Plan, the 1985 Stock Option Plan, the 1989 Stock Option Plan, the Second Amended and Restated 1992 Stock Option Plan, and the 1997 Share Compensation Plan (except as provided in Section 2(g)) or (iii) the indemnity obligations of the Company, Triton or any of their affiliates to employee under their respective governing documents (collectively, the "Surviving Company Obligations"). The Company acknowledges that Employee shall continue to be a "Participant" in the SERP through the Effective Date.

          (b) As a material inducement to Employee to enter into this Agreement, each of Triton and the Company, on its own behalf and on behalf of its respective subsidiaries and affiliates, hereby irrevocably and unconditionally releases, acquits and forever discharges Employee, and Employee's heirs, spouse, dependents, successors and assigns, or any of them (collectively, including Employee, the "Employee Releasees") from any Claims which Triton, the Company or any other subsidiary or affiliate of Triton has, owns, or holds or claims to have, own or hold or which Triton, the Company or any other subsidiary or affiliate of Triton at any time hereafter may have, own or hold, or claim to have, own or hold, or claim to have, own or hold, against each of the Employee Releasees, excepting only any Claims based on a breach of the terms of this Agreement, intentional injury to the property of Triton, the Company or any other subsidiary or affiliate of Triton, fraud, theft, embezzlement or misappropriation of corporate assets.

          (c) Employee acknowledges and agrees that each Company Releasee (other than Triton and the Company, which are direct contractual beneficiaries) is expressly intended to be, and is hereby made, a third party beneficiary of Employee's covenants and releases contained in this Agreement. The Company acknowledges and agrees that each Employee Releasee (other than Employee, who is a direct contractual beneficiary) is expressly intended to be, and is hereby made, a third party beneficiary of Triton's and the Company's covenants and releases contained in this Agreement.

          (d) Each of the above releasors agrees to indemnify the releasees described herein for all loss, cost, damage and expense, including, but not limited to, attorneys' fees, incurred by such releasees described herein or any one of them, arising out of any breach of the provisions of the releases as set forth in Sections 4(a), (b) and (c) above.

     5.     OLDER  WORKER  BENEFIT  PROTECTION  ACT  CLAUSES.

          (a) "Knowing and Voluntary" Waiver. You may revoke this Agreement within seven days after execution. By your signature below, you confirm that you: (1) have read this Agreement carefully and completely; (2) have been given a reasonable period of time to consider and review this Agreement; (3) are aware of your right to consult with legal counsel and acknowledge that you have had ample opportunity to do so if you choose; and (4) understand all of the provisions contained in the Agreement.

          (b) Notice About Affected Employees. All employees of Triton Energy Limited who are subject to the mass layoff will be terminated and offered this additional severance package.

     6. NO ADMISSION. This Agreement (or its offer and negotiation) is not an admission by any of Triton, the Company or Employee of any wrongdoing or liability.

     7. NO REINSTATEMENT. Employee agrees that Employee waives any right to reinstatement or future employment with the Company following Employee's separation from the Company.

     8. COOPERATION; REIMBURSEMENT OF LEGAL FEES. Employee agrees that Employee will cooperate in good faith with the Company in connection with any civil or criminal litigation or governmental inquiry or investigation involving the Company or any of its subsidiaries or affiliates, or its or their properties, assets or businesses, or to which any of them may be a party or a subject. Employee shall not in any way cooperate or lend assistance to any parties that are now, or may in the future be, involved in legal proceedings adverse to the Company except as may be required by applicable law. The Company agrees that in connection with any existing or future litigation against the Company, Triton and/or any of their affiliates (collectively, the "Triton Entities") in which Employee is named as a defendant and the Triton Entities hire outside counsel to jointly represent the Triton Entities and Employee, Employee shall be entitled to retain separate counsel of his own choosing to monitor such litigation and the Company will promptly reimburse Employee's counsel for all reasonable fees and expenses incurred in connection with such representation, which fees and expenses shall not exceed $75,000, in the aggregate, in any year.

     9. REVOCATION. It is further understood that for the seven-day period commencing upon the execution of this Agreement in duplicate originals and ending on the July 21, 1998, Employee may revoke this Agreement by providing written notice to the Company, and this Agreement shall not become effective or enforceable until such revocation period has expired. Moreover, if Employee revokes this Agreement, any and all originals or copies of this Agreement must be returned to the Company at the time of revocation.

     10. NO DURESS. This Agreement has been entered into voluntarily and not as a result of coercion, duress, or undue influence. Employee agrees that Employee has read and fully understands the terms of this Agreement and has been advised to consult with an attorney before executing this Agreement. Additionally, Employee agrees that Employee has been given at least twenty-one days to consider this Agreement.

     11. SEVERABILITY; SURVIVABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable. The Company and Triton expressly recognize and agree that the terms and provisions of this Agreement shall survive any "change in control" (as defined in the SERP) and any other transaction or occurrence to which the Company or Triton may at any time in the future be a party.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. This Agreement is performable in Dallas County, Texas.

     13. ARBITRATION. The parties agree that any controversy or claim arising out of or relating to this Agreement, including any questions relating to its existence, validity or termination, which cannot be resolved amicably by the parties within 30 days after either party has notified the other, in writing, of the existence of a dispute, will be settled exclusively by final and binding arbitration, before three arbitrators. Arbitration will be governed by the Federal Arbitration Act and administered by the Judicial Arbitration and Mediation Services Rules for the Resolution of Employment Disputes (JAMS). The arbitrator is empowered to award all appropriate remedies under Texas or federal law. The arbitrator shall have exclusive authority to resolve any dispute relating to the validity, interpretation, application and enforcement of this Agreement. Judgment on the arbitrator's award may be enforced in any court with proper jurisdiction. Each party will equally bear all costs and legal fees of arbitration, unless otherwise required by law. The parties further agree that the arbitration will occur in Dallas, Texas.

     14. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement between or among the Company, Triton and Employee with respect to the subject matter herein, and supersedes all prior oral or written agreements between the parties with respect to that subject matter.

     15. NOTICE. Any notice or communication hereunder must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by transmitting the same by facsimile transmission followed by United States mail as aforesaid, or by delivering the same by overnight delivery service or in person. Notice shall be deemed received on the date on which it is delivered or transmitted by facsimile, or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of Employee shall be the most recent address as indicated in the records of the Company, and the address of Triton or the Company shall be:
          c/o  Triton  Energy
          6688  N.  Central  Expressway
          Suite  1400
          Dallas,  Texas  75206
          Fax  No.:  (214)  691-0198
          Attention:  Legal  Department

Any party may change its address for notice by written notice given to the other parties in accordance with this Section.

     16. PLEASE READ THIS AGREEMENT CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN OR UNKNOWN CLAIMS AGAINST TRITON ENERGY LIMITED, TRITON EXPLORATION SERVICES, INC. AND THE OTHER SUBSIDIARIES AND AFFILIATES OF TRITON ENERGY LIMITED, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, SHAREHOLDERS, SUCCESSORS, ASSIGNS, AGENTS, INDEPENDENT AUDITORS AND ACCOUNTANTS, REPRESENTATIVES, AND ATTORNEYS.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   _____________________________
                                   Employee  Signature



                                   TRITON  ENERGY  LIMITED


                                   By:  __________________________



                                   TRITON  EXPLORATION  SERVICES,  INC.


                                   By:  __________________________

July  15,  1998


To Triton Energy Limited and all of its direct and indirect subsidiaries and affiliates


Gentlemen:

     I hereby resign as a director and/or officer of Triton Energy Limited and each of its direct and indirect subsidiaries and affiliates, including without limitation those on the attached list.


                              Very  truly  yours,


                              /s/ Thoman G. Finck
                              Thomas  G.  Finck